UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2021

BAKER HUGHES COMPANY	BAKER HUGHES HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
17021 Aldine Westfield Road
Houston, Texas 77073
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: Title of each class Trading Name of each exchange on which registered

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC
5.125% Senior Notes due 2040	-	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance
Sheet Arrangement of a Registrant.

The disclosures below under 8.01 of this Current Report on Form
8-K
are also responsive to Item 2.03 of this Current Report on Form
8-K
and are hereby incorporated by reference into this Item 2.03.

Item 8.01. Other Events

Notes Offering

On December 9, 2021, Baker Hughes Holdings LLC (“BHH LLC”) and Baker Hughes
Co-Obligor,
Inc. (the
“Co-Obligor,”
and together with BHH LLC, the “Issuers”) closed the offering of $650,000,000 aggregate principal amount of 1.231% Senior Notes due 2023 (the “2023 Notes”) and of $600,000,000 aggregate principal amount of 2.061% Senior Notes due 2026 (the “2026 Notes” and, together with the 2023 Notes, the “Securities”). The Securities, which were offered and sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”) by and among the Issuers and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC as representatives of the underwriters named therein, are registered pursuant to the Issuers’ shelf registration statement on
Form S-3
(File Nos. 333-250065
and 333-250065-02), filed on November 12, 2020, as amended on December 4, 2020.

The Securities were issued under an indenture dated as of October 28, 2008 (the “Base Indenture”), between BHH LLC (as successor to Baker Hughes Incorporated) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by the Second Supplemental Indenture, dated as of July 3, 2017, among the Issuers and the Trustee and as further amended and supplemented by the Sixth Supplemental Indenture, dated as of the date hereof, among the Issuers and the Trustee (together, the “Indenture”).

The 2023 Notes bear interest at 1.231% per annum and will mature on December 15, 2023. Interest on the 2023 Notes is payable on June 15 and December 15 of each year beginning on June 15, 2022. At any time and from time to time, the Issuers may redeem the 2023 Notes, in whole or in part, at a “make-whole” redemption price as described in the Indenture.

The 2026 Notes bear interest at 2.061% per annum and will mature on December 15, 2026. Interest on the 2026 Notes is payable on June 15 and December 15 of each year beginning on June 15, 2022. At any time and from time to time prior to November 15, 2026, the Issuers may redeem the 2026 Notes, in whole or in part, at a “make-whole” redemption price as described in the Indenture. At any time and from time to time on or after November 15, 2026, the Issuers may redeem some or all of the 2026 Notes at a redemption price equal to 100% of the principal amount of the 2026 Notes to be redeemed as described in the Indenture.

The Indenture contains certain restrictions, including a limitation that restricts the Issuers’ ability and the ability of their subsidiaries to incur liens and enter into sale and leaseback transactions. The Indenture also restricts the ability of the Issuers to consolidate, merge or transfer all or substantially all of their assets.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Base Indenture, which was filed as Exhibit 4.1 to the Current Report of Baker Hughes Holdings LLC on Form
8-K
filed on October 29, 2008, the Second Supplemental Indenture, which was filed as Exhibit 4.1 to the Current Report of Baker Hughes Holdings LLC on Form
8-K12B
filed on July 3, 2017, the Sixth Supplemental Indenture (including the forms of the Securities attached thereto), which is filed as Exhibit 4.1 hereto and the Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

Redemption of 2.773% Notes due 2022

The Issuers intend to use the net proceeds from the offering of the Securities for general corporate purposes, which includes the redemption of its 2.773% Senior Notes due 2022 in accordance with the indenture governing such notes. This Current Report on
Form 8-K does
not constitute a notice of redemption under such indenture.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 6, 2021, by and among the Issuers and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC., as representatives of the several underwriters named therein.

4.1	Sixth Supplemental Indenture, December 9, 2021, among the Issuers and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of 1.231% Senior Notes due 2023.

4.3	Form of 2.061% Senior Notes due 2026.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

101.SCH*	Inline XBRL Schema Document

101.CAL*	Inline XBRL Calculation Linkbase Document

101.LAB*	Inline XBRL Label Linkbase Document

101.PRE*	Inline XBRL Presentation Linkbase Document

101.DEF*	Inline XBRL Definition Linkbase Document

104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baker Hughes Holdings LLC

Date: December 9, 2021	By:	/s/ Lee Whitley
		Name:	Lee Whitley
		Title:	Vice President and Corporate Secretary

Baker Hughes Co-Obligor, Inc.

Date: December 9, 2021	By:	/s/ Lee Whitley
		Name:	Lee Whitley

Title:	Vice President and Corporate Secretary